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                                                                   EXHIBIT 10.19

                         INFONET SERVICES CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

              (Amended and Restated Effective as of July 1, 2001)
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                                                                   EXHIBIT 10.19

                         INFONET SERVICES CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN


                                   ARTICLE I
                                   ---------

                                 ESTABLISHMENT
                                 -------------


     1.01   Purpose
            -------

     The Infonet Services Corporation 2000 Employee Stock Purchase Plan (the "Plan") is hereby established by Infonet Services Corporation (the "Company"), the purpose of which is to provide a method whereby employees of the Company or any Designated Subsidiary (as defined herein), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Plan is also established to help promote the overall financial objectives of the Company's stockholders by promoting those persons participating in the Plan to achieve long-term growth in stockholder equity. The Plan is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").


                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
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     The following words and phrases, as used herein, shall have the meanings indicated unless the context clearly indicates to the contrary:

     2.01 Account shall mean the bookkeeping account established on behalf of a Participant to which is credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock, or withdrawals, pursuant to the Plan. Such Account shall remain unfunded as described in Section 8.11 of the Plan; provided, however, that in countries where the unfunded status is not legal, a locally accepted legal alternative will be developed.

     2.02 Affiliate shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. Any "Relative" (for this purpose, "Relative" means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

     2.03 Agreement shall mean, either individually or collectively, any subscription, enrollment and/or withholding agreement, in the form prescribed by the Committee, entered into pursuant to the Plan between the Company or a Designated Subsidiary and a Participant. Such Agreement shall be an authorization for the Company or a Designated Subsidiary to withhold amounts from such Participant's Compensation, at the Contribution Rate specified in the Agreement, to be applied to purchase Common Stock. In countries where withholding amounts from the Participant's Compensation is not permitted, alternative legally accepted methods for contributing the Participant's Compensation will be used.

     2.04 Beneficial Ownership (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

     2.05 Beneficiary shall mean the individual specified by a Participant in his or her most recent written designation that is filed with the Committee to receive any benefits under the Plan in the event of such Participant's death, in accordance with Section 8.01.

     2.06   Board shall mean the Board of Directors of the Company.

     2.07   Change in Control shall mean the occurrence of any of the following:

     (a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to awards granted under the Plan or compensatory options or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.07(a), Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

     (b) the individuals who, immediately prior to the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

     (c)    the consummation of:

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            (1)   a merger, consolidation or reorganization involving the
                  Company unless:

                  (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                  (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                  (C) no Person, other than (i) the Company, (ii) any Related Entity (as defined in Section 2.20), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities

                  (a transaction described in clauses (A) through (C) above is referred to herein as a "Non-Control Transaction");

            (2)   a complete liquidation or dissolution of the Company; or

            (3) an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by

                                       3
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the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur.

     2.08 Commission shall mean the Securities and Exchange Commission or any successor entity or agency.

     2.09   Committee shall mean the Plan Committee of the Board as described in
Article VII.

     2.10 Compensation shall mean, for the relevant period, (a) the total compensation paid in cash to a Participant by the Company and/or a Designated Subsidiary, including salaries, wages, commissions, overtime pay, shift premiums, bonuses, and incentive compensation, plus (b) any pre-tax contributions made by a Participant under Section 401(k) or 125 of the Code. Compensation shall exclude non-cash items, moving or relocation allowances, geographic hardship pay, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance or notice pay, fringe benefits, contributions (except as provided in clause (b) of the immediately preceding sentence) or benefits received under employee benefit or deferred compensation plans or arrangements, income attributable to stock options and similar items.

     2.11 Common Stock shall mean shares of Class B common stock, $.01 par value per share, of the Company or the common stock of any successor to the Company, which is designated for the purposes of the Plan.

     2.12 Contribution Rate shall be that rate of contribution of Compensation to the Plan stated in the Agreement, subject to determination in accordance with
Article IV.

     2.13 Designated Subsidiary shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     2.14   Effective Date shall mean April 18, 2000.

     2.15 Eligible Employee shall mean any individual who is employed on a full-time or part-time basis by the Company or a Designated Subsidiary on an Enrollment Date, except that the Committee in its sole discretion may exclude:

            (i) employees whose customary employment is not more than 20 hours per week; provided, however, that this exclusion shall not apply in countries where such an exclusion is not legally permitted;

            (ii) employees whose customary employment is for not more than five months in any calendar year; provided, however, that this exclusion shall not apply in countries where such an exclusion is not legally permitted; and

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            (iii) employees who are considered to be a highly compensated employee of the Company or Designated Subsidiary within the meaning of Section 414(q) of the Code.

As of the Effective Date, and unless and until the Committee determines otherwise, only those employees described in Section 2.15(i) and (ii) are excluded from the class of Eligible Employees.

     2.16   Enrollment Date shall mean the first day of each Offering Period.

     2.17 Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

     2.18   Exercise Date shall mean a Purchase Date of an Offering Period.

     2.19 Fair Market Value of a share of Common Stock as of a given date shall mean the closing sales price per share of the Common Stock (or the closing bid price, if no such sales were reported) on the New York Stock Exchange, or such other established stock exchange or national market system on which the Common Stock is listed or traded, as reported in The Wall Street Journal (or, if not so reported, in such other nationally recognized reporting source as the Committee shall select) for the last Trading Day prior to such date. In the event that the foregoing valuation method is not practicable, the Fair Market Value of a share of Common Stock as of a given date shall be determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of such date, subject to Section 422(c)(7) of the Code. The foregoing to the contrary notwithstanding, the Fair Market Value of a share of Common Stock as of the Effective Date shall be the offering price of the Common Stock in the initial public offering of capital stock of the Company (or, if the class of shares of capital stock of the Company sold in such initial public offering is not Common Stock, the price of the Common Stock determined by the Board based on the price of such class of shares of the Company sold in such initial public offering).

     2.20 Non-Control Acquisition shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "Related Entity"), (2) the Company or any Related Entity, or (3) any Person in connection with a Non-Control Transaction.

     2.21 Offering Period shall mean one of the following periods during which an Option granted pursuant to this Plan may be exercised:

     (a) The period commencing on any July 1 and terminating on the last Trading Day immediately preceding the second anniversary of the commencement of such period.

     (b) The period commencing on any January 1 and terminating on the last Trading Day immediately preceding the second anniversary of the commencement of such period.

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     The duration and frequency of Offering Periods may be changed by the
Committee or the Board pursuant to Section 3.06 or 5.04.

     2.22 Option shall mean the right to purchase the number of shares of Common Stock specified in accordance with the Plan at a price and for a term fixed in accordance with the Plan, and subject to such other limitations and restrictions as may be imposed by the Plan or the Committee in accordance with the Plan.

     2.23 Option Price shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or Exercise Date, whichever is lower.

     2.24 Participant shall mean an Eligible Employee who satisfies the eligibility conditions of Article III, and to whom an Option has been granted by the Committee under the Plan.

     2.25   Person shall mean "person" as such term is used for purposes of
Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

     2.26 Plan Year shall mean the period of twelve (12) or fewer consecutive months commencing on the Effective Date and ending on December 31st of the same calendar year, and the twelve (12) consecutive month period ending the last day of each December of each calendar year thereafter. The Committee may at any time designate another period as the Plan Year.

     2.27 Purchase Dates shall mean, with respect to an Offering Period, the last Trading Days in June and December occurring during such Offering Period.

     2.28 Reserves shall mean the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under an Option.

     2.29 Securities Act shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

     2.30 Subsidiary shall mean any present or future corporation, domestic or foreign, which is or would be a "subsidiary corporation," as defined under
Section 424(f) of the Code, of the Company.

     2.31 Trading Day shall mean a day on which national stock exchanges are open for trading.

     2.32 Voting Securities shall mean all outstanding voting securities of the Company entitled to vote generally in the election of the Board.

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                                  ARTICLE III
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                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------


     3.01   Initial Eligibility

     Any individual who is otherwise an Eligible Employee and who is employed with the Company or a Designated Subsidiary on the Effective Date or becomes employed with the Company or a Designated Subsidiary after the Effective Date and is otherwise an Eligible Employee, may participate in the Plan immediately beginning with the first Offering Period that occurs concurrent with or next following either the Effective Date or that individual's initial date of such employment.

     3.02   Leave of Absence

     For purposes of the Plan, an individual's employment relationship is still considered to be continuing intact while such individual is on sick leave, or other leave of absence approved by the Committee or the Company's Human Resources Department; provided, however, that if the period of leave of absence exceeds ninety (90) days and the individual's right to reemployment or confirmation of employment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

     3.03   Eligibility Restrictions

     Notwithstanding any provisions of the Plan to the contrary, no employee of the Company or a Designated Subsidiary shall be granted an Option under the
Plan:

     (a) if, immediately after the Option is granted, applying the rules under Section 424(d) of the Code to determine Common Stock ownership, such employee would own, immediately after the Option is granted, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; or

     (b) which permits such employee's rights to purchase stock under the Plan and any other employee stock purchase plans of the Company or any Subsidiary to accrue at a rate that exceeds $25,000 (or such other amount as may be adjusted from time to time under applicable provisions of the Code or the Treasury Regulations promulgated thereunder) in Fair Market Value of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

     3.04   Participation

     (a) An Eligible Employee may commence participation by completing an Agreement authorizing payroll deductions (or other arrangement for remitting employee contributions in countries where payroll deductions are not permitted) and filing it with the payroll office of the

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Company prior to the applicable Enrollment Date. Such an Eligible Employee is referred to as a Participant.

     (b) Any payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article VI.

     3.05   Option Grant

     On the Enrollment Date of each Offering Period, each Participant participating in the Offering Period shall be granted an Option to purchase on the Exercise Dates of such Offering Period (at the appropriate Option Price) up to a number of shares of Common Stock as determined by dividing the particular Participant's payroll deductions that have accumulated prior to each such Exercise Date and retained in such Participant's Account as of that Exercise Date by the appropriate Option Price. Such purchase of shares of Common Stock shall be subject to the limitations under Sections 3.03 and 3.09. Exercise of the Option shall occur as provided in Section 3.07, unless the Participant has withdrawn as provided in Article VI. The Option shall expire on the last day of the Offering Period. The Committee may determine that there shall be no Options granted under the Plan for any particular Plan Year.

     3.06   Offering Period

     (a) This Plan will be implemented by a series of Offering Periods, as specified under Section 2. The Board will have the power to change the duration
                ---------
and/or the frequency of Offering Periods and Exercise Dates with respect to future offerings without shareholder approval, if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Exercise Date to be affected.

     (b) A Participant who has been granted an Option with respect to an Offering Period in accordance with this Section 3.06 and is participating in such Offering Period may not enroll in any subsequent Offering Period, unless such subsequent Offering Period commences after the end of the Offering Period in which such Participant is participating, or the Offering Period in which such Participant is participating terminates in accordance with Section 3.06(c) and such Participant is automatically enrolled in a Reset Offering Period (as defined below).

     (c) If the Fair Market Value of a share of Common Stock on the first Trading Day of an Offering Period (the "Reset Offering Period") is less than or equal to the Fair Market Value of a share of Common Stock on the first Trading Day of any prior Offering Period, such prior Offering Period shall terminate immediately following the Purchase Date of the prior Offering Period immediately preceding the first Trading Day of the Reset Offering Period. All Participants participating in such prior Offering Period shall terminate participation in such prior Offering Period, and all options with respect to such prior Offering Period shall terminate, effective immediately following the purchases of shares of Common Stock by such Participants on such Purchase Date. Each such Participant who is eligible to participate in the Reset Offering Period shall be automatically enrolled in the Reset Offering Period and shall be granted an option

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for such Reset Offering Period and shall be treated as a Contribution Rate in an amount equal to the percentage of such Participant's Compensation elected with respect to the prior Offering Period and in effect on such Purchase Date.

     3.07   Exercise of Option

     Unless a Participant provides written notice to the Company, or withdraws from the Plan as provided in Article VI, his Option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the Option shall be purchased for such Participant at the applicable Option Price, using the accumulated payroll deductions in his Account, subject to the limitations under Sections 3.03 and 3.09. No fractional shares shall be purchased. Any payroll deductions accumulated in an Account that are not sufficient to purchase a full share of Common Stock shall be retained in the Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Article VI. Any other monies remaining in a Participant's Account after the Exercise Date shall be returned to the Participant or his Beneficiary in cash, without interest. During a Participant's lifetime, such Participant's Option is exercisable only by such Participant.

     3.08   Delivery of Stock

     (a) As promptly as practical after each Exercise Date on which a purchase of Common Stock occurs, the Company shall arrange the delivery to each Participant, or his Beneficiary, of a certificate representing the shares of Common Stock purchased upon exercise of such Participant's Option, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee unless the Participant has delivered to the Committee a written election that certificates representing such shares be issued to him. Shares of Common Stock issued upon exercise of an Option and delivered to or for the benefit of a Participant or Beneficiary will be registered in the name of such Participant or Beneficiary, as the case may be.

     (b) The Committee may require a Participant or his Beneficiary to give prompt written notice to the Company concerning any disposition of shares of Common Stock received upon the exercise of such Participant's Option within:
(i) two (2) years from the date of granting of such Option to such Participant,
(ii) one (1) year from the transfer of such shares of Common Stock to such Participant, or (iii) such other period as the Committee may from time to time determine.

     3.09   Maximum Number of Shares

     In no event shall the number of shares of Common Stock that a Participant may purchase during any one Offering Period exceed the number of shares determined by (a) multiplying ten percent (10%) of the amount of the Participant's Compensation for the payroll period immediately preceding the date he is first granted an Option for such Offering Period by the number of payroll periods from such date to the end of such Offering Period, and (b) dividing that product by 85% of the Fair Market Value of a share of Common Stock on such date. In no

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event shall the number of shares of Common Stock that a Participant may purchase on any Purchase Date exceed fifty percent (50%) of the amount determined under the preceding sentence.

     3.10   Withholding

     At the time an Option is exercised, or at the time some or all of the Common Stock that is issued under the Plan is disposed of, the Company may withhold from any Compensation or other amount payable to the applicable Participant, or require such Participant to remit to the Company (or make other arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of), the amount necessary for the Company to satisfy any Federal, state or local taxes or other charges or levies required by law to be withheld with respect to the shares of Common Stock subject to such Option or disposed of, as a condition to delivery of any certificate or certificates for any such shares of Common Stock. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any Federal, state or local tax, charge or levy or withholding obligations with respect to such payments.


                                  ARTICLE IV
                                  ----------

                              PAYROLL DEDUCTIONS
                              ------------------

     4.01   Contribution Rate

     (a) At the time a Participant files an Agreement with the Committee or the Company's Human Resources Department authorizing payroll deduction, he may elect to have payroll deductions made on each payday during the Offering Period, and such Contribution Rate shall be a minimum of one percent (1%) and a maximum of ten percent (10%) of the Participant's Compensation in effect on each payroll period during the Offering Period, unless the Committee determines otherwise in a manner applicable uniformly to all Participants. The payroll deductions shall only be made in whole percentages of the Participant's Compensation. Participants may not make any separate cash payments outside payroll deductions under the Plan except as otherwise provided in Section 5.04(d) in the event of a Change in Control.

     (b) A Participant may discontinue his participation in the Plan as provided in Article VI, or may elect to decrease the rate of his payroll deductions during the Offering Period by filing a new Agreement with the Committee or the Company's Human Resources Department that authorizes a change in his Contribution Rate. Such election by the Participant to decrease his Contribution Rate shall only be permitted once during each period between Purchase Dates. The Committee may, in its discretion, in a fair and equitable manner, limit the number of Participants who change their Contribution Rate during any period between Purchase Dates. Any such change in Contribution Rate accepted by the Committee shall be effective with the first

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

full payroll period following ten (10) business days after the receipt by the Committee or the Company's Human Resources Department of the new Agreement authorizing the new Contribution Rate, unless the Committee or the Company's Human Resources Department elects to process a change in the Contribution Rate more quickly. A Participant's authorization to change his Contribution Rate shall remain in effect through the Offering Period and for successive Offering Periods unless such Participant further elects to change his Contribution Rate under this Section 4.01 or withdraws as provided in Article VI.

     (c) Notwithstanding the foregoing provisions of this Section 4.01, the Committee may decrease a Participant's Contribution Rate, but not below zero percent, at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code or Section 3.03 of the Plan. To the extent necessary in such case, payroll deductions shall recommence at the rate provided in such Participant's Agreement at the beginning of the first Offering Period that is scheduled to begin in the following Plan Year, unless the Participant withdraws from the Plan in accordance with Article VI.

     4.02   Participant Account

     All payroll deductions made for a Participant shall be credited to his Account under the Plan.

     4.03   Interest

     No interest shall accrue on the payroll deductions of a Participant under the Plan, except as otherwise provided by Section 8.10. In addition, no interest shall be paid on any and all money that is distributed to a Participant, or his Beneficiary, pursuant to the provisions of Sections 6.01 and/or 6.03.



                                   ARTICLE V
                                   ---------

                                     STOCK
                                     -----

     5.01   Shares Provided

     (a) The maximum number of shares of Common Stock that may be issued under the Plan shall be 2,000,000 shares. This number is subject to an adjustment upon any changes in capitalization of the Company as provided in
Section 5.04.

     (b) The Committee may determine, in its sole discretion, to include in the number of shares of Common Stock available under the Plan any shares of Common Stock that cease to be subject to an Option or are forfeited or any shares subject to an Option that terminates without issuance of shares of Common Stock actually being made to the Participant.

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

     (c) If the number of shares of Common Stock that Participants become entitled to purchase under the Plan is greater than the shares of Common Stock offered in a particular Offering Period or remaining available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such Participants in such manner as the Committee determines is fair and equitable.

     5.02   Participant Interest

     The Participant shall have no interest as a shareholder, including, without limitation, voting or dividend rights, with respect to shares of Common Stock covered by his Option until such Option has been exercised in accordance with the Plan and his Agreement.

     5.03   Restriction of Shares Upon Exercise

     The Committee may, in its discretion, require as conditions to the exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of the Option shall have been duly listed upon a stock exchange, and that either:

     (a) a registration statement under the Securities Act with respect to the shares shall be effective, or

     (b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

     5.04   Changes in Capital

     (a) Subject to any required action by the shareholders of the Company, upon changes in the outstanding Common Stock by reason of a stock split, reverse stock split, stock dividend, combination or exchange of shares, merger, recapitalization, consolidation, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), reorganization, reclassification, or increase or decrease in the number of shares of capital stock of the Company effected without receipt of full consideration therefor, or any other similar change affecting the Company's capital structure, the Committee shall make appropriate adjustments, in its discretion, to, or substitute, as applicable, the number, class and kind of shares of stock available for Options under the Plan, outstanding Options and the Reserves, the maximum number of shares that a Participant may purchase per Offering Period, the Option Prices of outstanding Options and any other characteristics or terms of the Options or the Plan as the Committee shall determine are necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall be reasonably determined by the Committee. Notice of any such adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment, whether or not such notice has been given, shall be effective and binding for all purposes of the Plan.

     (b) The existence of the Plan and any Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or a Subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or any Subsidiary, any sale or transfer of all or part of the Company's or a Subsidiary's assets or business or any other corporate act or proceeding.

     (c) The Board may at any time terminate an Offering Period then in progress and provide, in its discretion, that Participants' then outstanding Account balances shall be used to purchase shares pursuant to Article III or returned to the applicable Participants.

     (d) In the event of a Change in Control, the Committee may, in its discretion:

            (i) permit each Participant to make a single sum payment with respect to his outstanding Option before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining until the Exercise Date, and provide for termination of the Offering Period then in progress and purchase of shares pursuant to Article III; or

            (ii) provide for payment in cash to each Participant of the amount standing to his Account plus an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Common Stock, or, if higher, the highest Fair Market Value of the Common Stock during the 30 consecutive Trading Days immediately prior to the closing date or expiration date of such transaction, less the Option Price of the Participant's Option (determined for all purposes of this Section 5.04(d)(ii) using such closing or termination date as the Exercise Date in applying Section 2.23), multiplied by the number of full shares of Common Stock that could have been purchased for such Participant immediately prior to the Change in Control with the amount standing to his Account at the Option Price, and that all Options so paid shall terminate.

                                  ARTICLE VI
                                  ----------

                                  WITHDRAWAL
                                  ----------


     6.01   General

     By written notice to the Committee, at any time prior to a Purchase Date, a Participant may elect to withdraw all of the accumulated payroll deductions in his Account at such time. All of the accumulated payroll deductions credited to such withdrawing Participant's Account shall be paid to such Participant promptly after receipt of his written notice of withdrawal. In addition, upon the Participant's written notice of withdrawal, the Participant's Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares on behalf of such Participant shall be made with respect to such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Committee a new Agreement authorizing payroll deductions.

     6.02   Effect on Subsequent Participation

     A Participant's withdrawal from an Offering Period shall not have any effect upon his eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Subsidiary or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

     6.03   Termination of Employment

     Upon termination of employment as an Eligible Employee, for any reason, a Participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant, or, in the case of a Participant's death, the payroll deductions credited to such deceased Participant's Account shall be paid to his Beneficiary or Beneficiaries, and the Participant's Option shall be automatically terminated. A transfer of a Participant's employment between or among the Company and any Designated Subsidiary or Designated Subsidiaries shall not be treated as a termination of employment for purposes of the Plan.

                                  ARTICLE VII
                                  -----------

                                ADMINISTRATION
                                --------------


     7.01   Generally

     The Plan shall be administered by a committee the members of which are appointed by the Board. The Committee shall consist of no fewer than three (3) members. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to any matters which under any applicable law, regulation or rule are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. In addition, the Board shall have discretionary authority to designate, from time to time, without approval of the Company's stockholders, those Subsidiaries that shall be Designated Subsidiaries, the employees of which are eligible to participate in the Plan.


     7.02   Authority of the Committee

     The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 7.01, subject to the express provisions of the Plan, the Committee shall have full and exclusive discretionary authority to interpret and construe any and all provisions of the Plan and any Agreements, determine eligibility to participate in the Plan, adopt rules and regulations for administering the Plan, adjudicate and determine all disputes arising under or in connection with the Plan, determine whether a particular item is included in "Compensation," and make all other determinations deemed necessary or advisable for administering the Plan. Decisions, actions and determinations by the Committee with respect to the Plan or any Agreement shall be final, conclusive and binding on all parties. Except to the extent prohibited by applicable law or the rules of a stock exchange, the Committee may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any member or members of the management of the Company, and revoke any such delegation.

     7.03   Appointment

     The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, on the Committee. The Committee may select one member as its Chair and shall hold its meetings at such times and places as it shall deem advisable. It may also hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent the Committee determines to be desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.


                                 ARTICLE VIII
                                 ------------

                                 MISCELLANEOUS
                                 -------------



     8.01   Designation of Beneficiary

     (a) A Participant may file with the Committee a written designation of a Beneficiary who is to receive any Common Stock and/or cash from the Participant's Account in the event of such Participant's death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such Common Stock and cash. Unless a Participant's written Beneficiary designation states otherwise, the designated Beneficiary shall also be entitled to receive any cash from the Participant's Account in the event of such Participant's death prior to exercise of his Option.

     (b) A Participant's designation of Beneficiary may be changed by the Participant at any time by written notice to the Committee. In the event of the death of a Participant and in the absence of a valid Beneficiary designation under the Plan naming an individual who is living at the time of such Participant's death, the Company shall deliver the shares and/or cash to which the deceased Participant was entitled under the Plan to the executor or administrator of the estate of such Participant. If no such executor or administrator has been appointed as can be determined by the Committee, the Company shall deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Committee may designate. Any such delivery or payment shall be a complete discharge of the obligations and liabilities of the Company, the Subsidiaries, the Committee and the Board under the Plan.

     8.02   Transferability

     Neither payroll deductions credited to the Participant's Account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way other than by will, the laws of descent and distribution, or as provided under Section 8.01. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Article VI.

     8.03   Conditions Upon Issuance of Shares

     (a) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Common Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Option may be exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option is or may be in the circumstances unlawful, contravene the requirements of any stock exchange, or result in the imposition of excise taxes or any other levy or charge on the Company or any Subsidiary under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Common Stock or Options and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary.

     (c) The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Common Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. The certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

     8.04   Participants Bound by Plan

     By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

     8.05   Use of Funds

     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     8.06   Amendment or Termination

     The Board may terminate, discontinue, amend or suspend the Plan at any time, with or without notice to Participants. No such termination or amendment of the Plan may adversely affect the existing rights of any Participant with respect to any outstanding Option previously granted to such Participant, without the consent of such Participant, except for any amendment or termination permitted by Section 5.04. In addition, no amendment of the Plan by the Board shall, without the approval of the shareholders of the Company, (i) increase the maximum number of shares that may be issued under the Plan or that any Participant may purchase under the Plan in any Offering Period, except pursuant to Section 5.04; (ii) change the class of employees eligible to receive Options under the Plan, except as provided by the Board pursuant to the last sentence of
Section 7.01; or (iii) change the formula by which the Option Price is determined under the Plan.

     8.07   No Employment Rights

     The Plan does not, either directly or indirectly, create an independent right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan. In addition, the Plan does not create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and the Plan shall not be deemed to interfere in any way with the Company's or any Subsidiary's employment at will relationship with the employee and/or interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time or for any or no reason.

     8.08   Indemnification

     No current or previous member of the Board, or the Committee, nor any officer or employee of the Company acting on behalf of the Board, or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan. All such members of the Board or the Committee and each and every officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation of the Plan. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation, or Bylaws, as a matter of law or otherwise.

     8.09   Construction of Plan

     Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely. The words "Article" and "Section" herein shall refer to provisions of the Plan, unless expressly indicated otherwise. If necessary to ensure that the favorable tax consequences under Section 423 of the Code with respect to "employee stock purchase plans" are made available under this Plan with respect to Participants subject to the Code, this Plan shall be deemed to constitute two component plans, the first of which shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 and underlying regulations and the second of which shall be construed so as to permit participation by all other Eligible Employees. Each such component plan shall otherwise be governed by the terms and conditions set forth herein.

     8.10   Term of Plan

     The Plan shall become effective on the Effective Date, being the effective date of the Board's adoption of the Plan, subject to the approval by the shareholders of the Company who are present and represented at a special or annual meeting of the shareholders where a quorum is present that is held not earlier than one (1) year before the Effective Date and not later than the end of the first Offering Period. If the Plan is not so approved by the shareholders, the Plan shall not become effective, the Plan shall terminate immediately and all funds held in the Participants' Accounts shall be returned to such Participants in cash, with interest at five percent (5%) per annum from the date of transfer of such funds to such Accounts to the date of refund, subject to Section 3.10.

     8.11   Unfunded Status of Plan

     The Plan shall be an unfunded plan. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments, provided that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     8.12   Governing Law

     The law of the State of California will govern all matters relating to the Plan except to the extent such law is superseded by the laws of the United States or any other country.